Exhibit 99.1

For further information, contact:
Sandor Grosz
Chief Financial Officer
Technology Solutions Company
312.228.4500
sandor_grosz@techsol.com

Technology Solutions Company Appoints

Timothy R. Zoph to Board of Directors

TSC Board expanded to seven members

CHICAGO, IL — March 14, 2007 — Technology Solutions Company (TSC) (Nasdaq: TSCC) today announced the appointment of Timothy R. Zoph to its Board of Directors. Mr. Zoph was appointed Director as TSC expanded its Board size to seven members.

Since 1993, Mr. Zoph, 51, has served as Vice President and CIO and a member of the Senior Management team of Northwestern Memorial Hospital. Northwestern Memorial, located in Chicago, is one of the nation’s preeminent academic medical centers with recognized expertise in cardiovascular service, women’s health, oncology, neurosciences, orthopedics, transplantation, gastrointestinal diseases, psychiatry and infectious diseases. Under Mr. Zoph, Northwestern Memorial has been recognized as “One of the 100 Most Wired Hospitals” for six consecutive years. In 2003, Mr. Zoph was recognized as the John E. Gall CIO of the Year by the Healthcare Information Management and Systems Society and the College of Healthcare Information Management Executives.

Prior to joining Northwestern Memorial, Mr. Zoph was Assistant Vice President and CIO for Froedtert Memorial Lutheran Hospital in Brookfield, Wisconsin from 1984 to 1993. He was also a management consultant with Arthur Andersen & Co. from 1981 to 1984. Mr. Zoph received a Bachelor of Science in Meteorology from the University of Utah, a Master of Science in Accounting from Georgetown University and a Masters in Business Administration from the J.L. Kellogg School of Management at Northwestern University.

Carl Dill, Chairman of Technology Solutions Company, commented, “We are delighted to welcome Tim to our Board of Directors. Healthcare IT will be one of our key growth engines for the future. Tim is clearly one of the nation’s premier leaders in this field. He will be a valuable partner as we further develop our Healthcare product and service offerings. Tim’s healthcare expertise, as well as significant accounting and professional services background, make him a great addition to our Board”.

About TSC
Technology Solutions Company (TSC or the Company) is a professional services firm providing business solutions. We provide specialized solutions for targeted industries, including Healthcare, Manufacturing, and Financial Services. Our business solutions enable organizations to create, deliver and measure real customer value. For more information, please visit http://www.techsol.com and http://www.charterconsult.com.

CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS

This press release contains or may contain certain forward-looking statements concerning the Company’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, among others, the Company’s ability to manage decreased revenue levels; the Company’s need to attract new business and increase revenues; the Company’s declining cash position; the Company’s ability to manage costs and headcount relative to expected revenues; the Company’s ability to successfully introduce new service offerings; the Company’s dependence on a limited number of clients for a large portion of its revenue; the potential loss of significant clients; the Company’s ability to attract new clients and sell additional work to existing clients; the Company’s ability to attract and retain employees; the rapidly changing nature of information technology services, including the Company’s ability to keep pace with technological and market changes and its ability to refine and add to existing service offerings; the lack of shareholder approved stock options available for grants by the Company to retain existing employees; the Company’s ability to successfully integrate the Charter business with its business; and changing business, economic or market conditions and changes in competitive and other factors, all as more fully described herein and in the Company’s filing with the Securities and Exchange Commission, press releases and other communications. Forward-looking statements are not guarantees of performance. Actual results may vary materially. Forward-looking statements speak only as of the date on which they are made and, except as may be otherwise required by law, the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that the Company will make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.

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